SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 5, 2003


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


           California                      0-27122               94-2900635
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

              150 Rose Orchard Way                                 95134
                  San Jose, CA                                   (Zip Code)
    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 9.           Regulation FD Disclosure.

         On February 5, 2003, Adept Technology, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") an Amended Annual Report on Form 10-K/A for the fiscal year ended June 30, 2002 and an Amended Quarterly Report on Form 10-Q/A for the first quarter ended September 28, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-K/A and the Form 10-Q/A were accompanied by a certification of Brian R. Carlisle, Chairman of the Board of Directors and Chief Executive Officer of the Company, and Michael W. Overby, Vice President, Finance and Chief Financial Officer of the Company, a copy of each which is furnished pursuant to this Item 9 as
Exhibit 99.1 and 99.2 respectively.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ADEPT TECHNOLOGY, INC.


Date:  February 5, 2003              By:      /s/ Michael W. Overby
                                         --------------------------------
                                     Michael W. Overby
                                     Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.          Description
-----------------    -----------------------------------------------------------
99.1                 Certification  of the  Chief  Executive  Officer  and Chief
                     Financial  Officer  pursuant to 18 U.S.C.  Section 1350 for
                     Form 10-K/A.

99.2 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 for Form 10-Q/A.